                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 14, 2002
                                                        -------------------


                          The Williams Companies, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                       1-4174                73-0569878
        --------                  ---------------        -------------------
     (State or other                (Commission           (I.R.S. Employer
     jurisdiction of                File Number)         Identification No.)
     incorporation)



    One Williams Center, Tulsa, Oklahoma                       74172
    ------------------------------------                      -------
  (Address of principal executive offices)                   (Zip Code)



        Registrant's telephone number, including area code: 918/573-2000
                                                            ------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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Item 9.  Regulation FD Disclosure.

         The Williams Companies, Inc. wishes to disclose for Regulation FD purposes its press release dated November 14, 2002, filed herewith as Exhibit 99.1, and a reconciliation of income (loss) from continuing operations to recurring earnings as referenced in Exhibit 99.1, filed herewith as Exhibit 99.2.

         During the public conference call held the morning of November 14, 2002, to discuss Williams' third quarter earnings, it was mentioned that Williams would be required to make an additional cash contribution of approximately $50,000,000 to its pension plan during the fourth quarter of 2002. However, Williams continues to evaluate its pension funding obligations and an accurate estimate of the potential cash contribution, if any, is unknown at this time.

         Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE WILLIAMS COMPANIES, INC.


Date: November 15, 2002                              /s/ Suzanne H. Costin
                                            ------------------------------------
                                            Name:    Suzanne H. Costin
                                            Title:   Corporate Secretary




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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
99.1     Copy of Williams' press release dated November 14, 2002.

99.2 Reconciliation of income (loss) from continuing operations to recurring earnings, as attached to Williams' press release dated November 14, 2002.